EXHIBIT 10.17

                           SALE AND PURCHASE AGREEMENT

                             Dated as of June 1,2000

                                      among

                           DOLLAR GENERAL CORPORATION,
                             as Lessee and as Seller

                                       and

                               FU/DG FULTON, LLC,
                                    as Lessor

                       FIRST UNION COMMERCIAL CORPORATION,
                                 as Head Lessor


                                    Property:
                              1900 North Highway 54
                             Fulton, Missouri 65251
                                 Calloway County

                                TABLE OF CONTENTS

                                                                      PAGE
SECTION 1.     Definitions                                              2
SECTION 2.     Agreement to Sell, Purchase and Lease                    2
SECTION 3.     Purchase Price                                           2
SECTION 4.     Representations and Warranties                           3
SECTION 5.     Representations, Warranties and Covenants of Purchasers  5
SECTION 6.     Indemnification                                          6
SECTION 7.     Time and Place of Closing                                6
SECTION 8.     Conditions to the Obligations of Purchasers              6
SECTION 9.     Conditions to the Obligation of Seller                  10
SECTION 10.    Closing Documents                                       10
SECTION 11.    Brokerage                                               11
SECTION 12.    Expenses                                                11
SECTION 13.    Notices                                                 12
SECTION 14.    No Recording                                            12
SECTION 15.    Entire Agreement                                        12
SECTION 16.    Modification                                            12
SECTION 17.    Parties Bound; Assignment                               12
SECTION 18.    Submission to Jurisdiction                              13
SECTION 19.    Choice of Law                                           13
SECTION 20.    Waiver of Jury Trial                                    13
SECTION 21.    Counterparts                                            13
SECTION 22.    Survival of Documents                                   13
SECTION 23.    Captions and Headings                                   14
SECTION 24.    Severability                                            14
SECTION 25.    Further Assurances                                      14
SECTION 26.    Several Liability                                       14


SCHEDULE I     Description of the Property

SCHEDULE II    Permitted Encumbrances

EXHIBIT A      Disclosure Memorandum

               SALE AND PURCHASE AGREEMENT (this "Agreement") dated as of June 1, 2000 among FU/DG FULTON, LLC, a Delaware limited liability company, having its principal place of business at First Union Securities, 301 South College Street -- NC0166, Charlotte, NC 28288-0166 (the "Lessor"), FIRST UNION COMMERCIAL CORPORATION, a North Carolina corporation having its principal place of business at One First Union Center, 301 South College Street, 20th Floor, Charlotte, North Carolina 28288 (the "Head Lessor" and together with the Lessor, the "Purchasers"), and DOLLAR GENERAL CORPORATION, a Tennessee corporation, ("Lessee" or "Seller"), having its principal place of business at 100 Mission Ridge, Goodlettsville, Tennessee 37072.


                                   WITNESSETH:

                                    RECITALS

               WHEREAS, Atlantic Financial Group, Ltd., a Texas limited partnership ("AFG") is the legal owner of the parcels of land described on
Schedule I hereto, together with all rights of way, easements, strips, gores, alleys, servitudes, licenses, rights, benefits, oil, gas, water, mineral and air rights, tenements, hereditaments and appurtenances belonging or pertaining to such parcels of land (the "Land") and all of the buildings, structures, other improvements and fixtures now located on the Land (the "Improvements;" the Land and the Improvements thereon being the "Real Property"), which Real Property is subject to the Permitted Encumbrances set forth on Exhibit A attached hereto; and

               WHEREAS, AFG is also the owner of the racks, conveyors and other equipment described on Schedule II (the "Equipment," and together with the Real Property, the "Property");

               WHEREAS, AFG is leasing the Property to Lessee pursuant to a synthetic lease (the "Synthetic Lease");

               WHEREAS, on the terms and provisions herein, Seller wishes to sell or cause the sale of the Real Property to the Lessor and the Equipment to the Head Lessor;

               WHEREAS, pursuant to this Agreement, the Head Lessor and the Head Lessee will execute the Head Lease of even date herewith providing for the lease of the Equipment by the Head Lessor to the Head Lessee, and the Lessor and the Lessee will execute the Lease dated of even date herewith providing for the lease of the Property by the Lessor to the Lessee.

               NOW, THEREFORE, in consideration of the premises, in consideration of the covenants and provisions herein and other good and valuable consideration, and intending to be bound hereby, the parties hereto agree as follows:

                             SECTION 1.  Definitions.

               The capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A to that certain Lease Agreement dated as of the date hereof between Head Lessee in its capacity as Lessor thereunder and Dollar General Corporation, a Tennessee corporation, as lessee (the "Lessee") or the other relevant Operative Documents defining such terms, and all rules of usage set forth in Appendix A shall apply.

               "Assignment of Lease" shall mean the Lease Assignment and Agreement dated as of June 1, 2000, by and among the Lessor, as assignor, and the Agent, as assignee, for the benefit of the Holders and the Head Lessor, as their interests may appear in accordance with the Intercreditor Agreement, with respect to the Lease.

               "Bill of Sale" shall mean a bill of sale with respect to the Equipment, in form and substance acceptable to Head Lessor, to be delivered to Seller to Head Lessor under the Purchase Agreement upon satisfaction of the conditions precedent set forth therein.

               "Closing Date" shall mean the date on which the Real Property is acquired by the Lessor and the Equipment is acquired by the Head Lessor.

               "Deed" shall mean that special or limited warranty deed to be delivered to Lessor by AFG under the Purchase Agreement upon satisfaction of the conditions precedent set forth therein, such Deed to be in form and substance acceptable to the Lessor.

               "Environmental Reports" shall mean the reports and information covering the Property prepared by the Approved Environmental Consultant.

                             SECTION 2. Agreement to Sell, Purchase and Lease.

               Subject to the provisions and conditions of this Agreement, on the Closing Date, (i) Seller shall cause AFG and Seller (the "Seller Group") to sell, assign and convey to the Lessor and the Lessor shall purchase from the Seller Group the Real Property free and clear of all Liens, encumbrances, claims, defects and other exceptions to the title in the Property, subject only to the Permitted Encumbrances, (ii) Seller shall cause the Seller Group to sell, assign and convey to Head Lessor and Head Lessor shall purchase from the Seller Group the Equipment free and clear of all liens, encumbrances, claims, defects and other exceptions to title, (iii) Head Lessor shall lease to Head Lessee and Head Lessee shall lease from Head Lessor the Equipment under and pursuant to the Head Lease, and (iv) Lessor shall lease to Lessee and Lessee shall lease from Lessor the Property under and pursuant to the Lease.

                              SECTION 3. Purchase Price.

               The purchase price (the "Purchase Price") for the Real Property shall be as follows:

               (a) Payable by the Head Lessor for the Equipment in the amount of $20,179,747.00;

               (b) Payable by the Lessor for the Real Property in the amount of $36,201,871.00;

               (c) Upon satisfaction of the conditions set forth herein, the portion of the Purchase Price payable by each of the Head Lessor and the Lessor shall be payable to Seller on the Closing Date by wire or intrabank transfer of immediately available funds to Seller or its designee at First Union National Bank, Account No. 202 0000451297, ABA 053000219, Ref.: Dollar General (Loan
               #37-4000002), Attn: Lisa Traylor or such other account as Seller may designate not less than three (3) Business Days before the Closing Date.

                              SECTION 4. Representations and Warranties.

               (a) Seller represents and warrants to each of the Purchasers as of the Closing Date as follows:

                              (i) AFG is a Texas limited partnership duly
               organized, validly existing and in good standing under the laws of the State of Texas. Seller has the power and authority to enter into and perform its obligations under this Agreement. Each of Seller and AFG is duly qualified to do business and is in good standing in each jurisdiction where the failure to so qualify would have an adverse effect on its ability to perform the actions to be performed by it under the Operative Documents to which it is a party.

                              (ii) This Agreement has been duly authorized by
               all necessary corporate action on the part of Seller and has been duly executed and delivered by Seller, and the execution, delivery and performance thereof by Seller will not, (x) require any approval of the shareholders of Seller or any approval or consent of any trustee or holder of any indebtedness or obligation of Seller, other than such consents and approvals as have been obtained, (y) contravene any Applicable Law binding on Seller or (z) contravene or result in any breach of or constitute any default under Seller's articles of organization, operating agreement or other organizational and governing documents, or any indenture, judgment, order, mortgage, loan agreement, contract, partnership or joint venture agreement, lease or other agreement or instrument to which Seller is a party or by which Seller is bound, or result in the creation of any Lien (other than pursuant to the Operative Documents) upon any of the property of Seller. The actions to be performed by AFG hereunder and the deliveries required of AFG hereunder will not (x) require any approval of the partners of AFG or any approval or consent of any trustee or holder of any indebtedness or obligation of AFG, other than such consents and approvals as have been obtained, (y) contravene any Applicable Law binding on AFG or (z) contravene or result in any breach of or constitute any default under AFG's partnership agreement or other organizational and governing documents, or any indenture, judgment, order, mortgage, loan agreement, contract, partnership or joint venture agreement, lease or other agreement or instrument to which AFG is a party or by which AFG is bound, or result in the creation of any Lien (other than pursuant to the Operative Documents) upon any property of AFG.

                              (iii) All Governmental Action required in
               connection with the execution, delivery and performance by Seller of the Operative Documents to which it is a party, has been or will have been obtained, given or made as of the Closing Date. All Governmental Action required in connection with the performance of the actions required by, and deliveries to be made by, AFG hereunder have been or will have been obtained, given or made as of the Closing Date.

                              (iv) Each of the Operative Documents to which
               Seller is or is to become a party constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general. Any deliveries required to be made by AFG hereunder will constitute the legal, valid and binding obligation of AFG, enforceable against AFG in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights in general.

                              (v) Neither Seller nor AFG is an "investment
               company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                              (vi) Neither Seller nor AFG has offered any
               interest in the Property, or any similar securities of Seller or AFG to, or solicited any offer to acquire any of the same from, any Person, in violation of Section 5 of the Securities Act, nor has it authorized any Person to take any such action, and neither Seller nor AFG has taken any action that would subject any interest in the Property, the Head Lease, or the Lease to the registration requirements of Section 5 of the Securities Act. Nothing herein is intended to imply or shall be construed to suggest that the interests in Seller or AFG constitute securities.

                              (vii) No bankruptcy, reorganization, arrangement
               or insolvency proceedings are pending, threatened or contemplated by Seller, and Seller has not made a general assignment for the benefit of creditors. No bankruptcy, reorganization, rearrangement or insolvency proceedings are pending, threatened or contemplated by AFG, and AFG has not made a general assignment for the benefit of creditors.

                              (viii) Neither Seller nor AFG is a foreign person
               within the meaning of Section 1445 of the Internal Revenue Code as amended.

               (b) Lessee represents and warrants to each of the Purchasers as of the Closing Date as follows:

                              (i) All representations and warranties contained
               in the Lease relating to environmental matters, including without limitation compliance with Environmental Laws, and Hazardous Materials with respect to the Property are true and correct as of the date hereof.

                             (ii) No bankruptcy, reorganization, arrangement or
               insolvency proceedings are pending, threatened or contemplated by Lessee and Lessee has not made a general assignment for the benefit of creditors.

                              (iii) Lessee is not a foreign person within the
               meaning of Section 1445 of the Internal Revenue Code, as amended.

                              (iv) No part of the Property has been taken in
               Condemnation, eminent domain or like proceeding nor is any such proceeding pending or, to Lessee's Actual Knowledge, threatened.

               (c) The representations and warranties set forth herein shall survive the closing.

                             SECTION 5. Representations, Warranties and
                                        Covenants of Purchasers.

               (a) Each of the Purchasers represents and warrants to Seller as of the Closing Date, with respect to itself and not the other of such Purchasers that:

                              (i) Lessor is a limited liability company duly
               organized, validly existing and in good standing under the laws of the State of Delaware, and Head Lessor is a corporation duly organized, validly existing and in good standing under the laws Of the State of North Carolina. Such Purchaser has the power and authority to conduct its business as now conducted and to purchase the property being purchased by it hereunder and to enter into and perform its obligations under the Operative Documents to which it is or is to become a party.

                              (ii) Each of the Operative Documents to which such
               Purchaser is a party has been duly authorized by all necessary action on the part of such Purchaser and has been duly executed and delivered by such Purchaser, and the execution, delivery and performance thereof by such Purchaser will not, (x) require any approval of the members or other equity owners of such Purchaser or any approval or consent of any trustee or holder of any indebtedness or obligation of Purchaser, other than such consents and approvals as have been obtained, (y) contravene any Applicable Law binding on such Purchaser or (z) contravene or result in any breach of or constitute any default under such Purchaser's organizational documents, or any indenture, mortgage, loan agreement, contract, partnership or joint venture agreement, lease or other agreement or instrument to which such Purchaser is a party or by which such Purchaser is bound.

                              (iii) All Governmental Action required in
               connection with the execution, delivery and performance by such Purchaser of the Operative Documents to which it is a party, has been or will have been obtained, given or made.

                              (iv) Each of the Operative Documents to which such
               Purchaser is or will become a party constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general.

               (b) The representations and warranties of each Purchaser in
               Section 5(a) shall survive the closing.

                             SECTION 6. Indemnification.

               (a) Lessee agrees to assume liability for, and to indemnify, protect, defend, save and keep harmless each Purchaser, on an After-Tax Basis, from and against any and all claims, demands, liabilities, costs, expenses (including, without limitation, reasonable attorneys' fees and costs), damages and losses, cause or causes of action and suit or suits of any nature whatsoever arising from any misrepresentation or breach of warranty or covenant by Lessee or Seller in this Agreement or any Closing Document delivered to any party pursuant to this Agreement.

               (b) The provisions of this Section 6 will survive the Closing Date and the termination of any or all Operative Documents.

                             SECTION 7. Time and Place of Closing.

               The closing shall take place at the offices of Moore & Van Allen, PLLC, 100 North Tryon Street, Charlotte, North Carolina 28202-4003 at 9:00 am on June 1, 2000, or at such other p]ace, at such other time and on such other date as shall be mutually agreed upon by Seller and Purchasers.

                             SECTION 8. Conditions to the Obligations of
                                        Purchasers.

               The obligations of Purchasers to consummate the transactions described in this Agreement or any other Operative Document are subject to the fulfillment prior to or at the closing of each of the following conditions any of which may be waived by Purchasers. To the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such item shall be in form and substance satisfactory to each Purchaser or other intended recipient thereof, in its reasonable discretion; notwithstanding the foregoing, the obligations of each party shall not be subject to any conditions contained in this Section 8 which are required to be performed by such party.

               (a) All representations and warranties of Seller under the Operative Documents shall be true and correct in all material respects as of the time of the closing.

               (b) The Seller shall have performed or satisfied all of the obligations under this Agreement and the Operative Documents as Seller is required to perform or satisfy pursuant to the provisions of this Agreement and the other Operative Documents which require performance or satisfaction on the Closing Date and each Operative Document shall have been delivered by the parties thereto.

               (c) Purchasers and each other intended recipient thereof shall have received the Closing Documents required to be delivered by either member of the Seller Group pursuant to Section 10.

               (d) Purchasers and each other intended recipient thereof shall have received a certificate dated the Closing Date, in form and substance reasonably satisfactory to Purchasers and each other intended recipient thereof, from an Authorized Officer of Lessee certifying that all representations and warranties of such party under this Agreement and any other Operative Document to which it is a party are true and correct as of the Closing Date, that Lessee has performed or satisfied all obligations required to be performed or satisfied by it as of the Closing Date and that no default under any Operative Document has occurred and is continuing as of the Closing Date. The Lessor shall have delivered a certificate from an Authorized Officer certifying that all representations and warranties of it under this Agreement and any other Operative Agreement to which it is a party are true and correct as of the Closing Date, that it has performed and satisfied all obligations required to be performed or satisfied by it on the Closing Date and that no default under any Operative Document arising by, through or under it has occurred as of the Closing Date and to its knowledge, no other default under any Operative Document has occurred and is continuing as of the Closing Date.

               (e) Each of Lessor and Agent shall have received with respect to the Real Property (i) an owner's policy (or mortgagee's policy, as the case may be) of title insurance on the current extended coverage ALTA form issued by the Title Insurance Company and insuring such Person's good, indefeasible and marketable fee simple title (or Mortgage interest, as the case may be) to the Real Property in an amount equal to the Purchase Price paid therefor, together with such affirmative coverages and endorsements reasonably required by Lessor or Agent, subject only to the Permitted Encumbrances, and (ii) an ALTA survey, certified to each of the Lessor and Agent and the Title Insurance Company by a registered land surveyor, dated not more than six (6) months prior to the Closing Date, for the Real Property, acceptable to each of Lessor and Agent, which survey shall show: (A) the boundaries and legal description of the Real Property, (B) the location of all Improvements, (C) the location of all roadways and other access-ways upon or across the Real Property, (D) the location of all easements and rights-of-way on the Real Property which are of record, visible upon inspection or otherwise known to the Person rendering such survey, (E) the name of each public thoroughfare abutting the Real Property, (F) any encroachments onto adjacent land by Improvements located on the Real Property,
(G) any encroachments onto the Real Property by improvements located on adjacent property, (H) no claims, defects or encumbrances other than the Permitted Encumbrances, and (I) such other matters as each of Lessor and Agent may reasonably require.

               (1) Each of Lessor, Head Lessor, Agent and each Holder shall have received the Environmental Reports prepared by the Approved Environmental Consultant respecting the Real Property evidencing no pre-existing environmental condition or other environmental matter with respect to the Real Property that is not acceptable to such Person.

               (g) Lessor and Agent shall have received with respect to the Real Property an appraisal report prepared by a Qualified Appraiser containing such opinions as shall be required by and acceptable to Lessor and Agent, Head Lessor shall have received with respect to the

Equipment an appraisal report prepared by a Qualified Appraiser containing such opinions as may be required by and acceptable to Head Lessor, and each of Lessor, Head Lessor and Agent shall have received an engineering report with respect to the Property in form and substance reasonably acceptable to each such Person.

               (h) Opinions of counsel for Lessee and Lessor, dated the Closing Date, shall have been received, addressed to the appropriate parties to the Operative Documents, from such counsel and containing opinions as to such matters of law as are customary for the transactions contemplated by the Operative Documents and otherwise reasonably required by the intended recipient thereof, such counsel and the form and substance of each opinion to be reasonably acceptable to the intended recipient thereof

               (i) A certificate of an Authorized Officer with respect to organizational documents, by-laws, partnership agreement, operating agreement or other governing documents, authorizing resolutions approving the Overall Transaction and the incumbency of the officers executing the Operative Documents shall have been delivered by Lessee and Lessor, all in form and substance reasonably acceptable to the parties to the Operative Documents.

               (j) The Title Insurance Company shall have been provided with funds estimated to be sufficient to permit payment of, and arrangements shall have been made with such Title Insurance Company for the payment of, title premiums for each Title Policy and any applicable transfer, stamp, recording, filing and similar taxes, fees and charges with respect to the Closing Documents and the transactions contemplated hereby and thereby.

               (k) Head Lessor shall have received the Bill of Sale from the Seller and AFG, which shall be satisfactory to the Head Lessor, and Lessor shall have received a bill of sale related to the Improvements and Fixtures from the Seller and AFG, which shall be satisfactory to Lessor, Agent and Head Lessor.

               (l) Lessee shall have delivered a legal opinion in form and substance acceptable to Lessor, Agent and Head Lessor with respect to local law matters respecting the state in which the Property is located from counsel located in the state where such Property is located, such counsel to be acceptable to Lessor, Agent and Head Lessor.

               (m) Each of the Lessor, Agent, each Holder and Head Lessor shall be satisfied that the acquisition of the Property and the execution of the Mortgage and the other Operative Documents, including without limitation the Debt Documents, will afford the rights, remedies and benefits intended to be afforded to each such Person under the Operative Documents.

               (n) Lessor shall have received the Deed from AFG with respect to the Real Property in such form as shall be acceptable to Lessor and Agent, Agent shall have received the Mortgage in such form as shall be acceptable to Agent and Head Lessor and each other party to any other Operative Document shall have executed and delivered each such Operative Document to which such Person is a party and each other delivery required under any Operative Document shall have been made.
                                        8

               (o) The Holders shall have provided the proceeds under the Notes to the Lessor to pay the portion of the Purchase Price payable by it in respect of the Real Property.

               (p) Each of Lessor, Agent and Head Lessor shall have received evidence of insurance from Lessee, acceptable to such Person with respect to the Property.

               (q) Each of Lessor, Agent and Head Lessor shall have received (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Real Property and Equipment in such jurisdictions and against such parties as determined by such Person, in each case performed by a nationally recognized search company acceptable to such Person and (ii) the liens referenced in such lien searches which are objectionable to any such Person shall be either removed or otherwise handled in a manner satisfactory to such Person prior to the Closing Date.

               (r) All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents and/or documents related thereto shall have been paid or provisions for such payment shall have been made to the satisfaction of each of Lessor, Agent and Head Lessor.

               (s) In the opinion of each Participant and their respective counsel, the transactions contemplated by the Operative Documents do not and will not subject such Participant to any adverse regulatory prohibitions, constraints, penalties or fines.

               (t) Each of Lessor and Head Lessor shall have received an assignment of all assignable guaranties and warranties of Lessee with respect to the portion of the Property being acquired by such Person, together with the original of each guaranty and warranty, if available.

               (u) Lessor shall have received copies of the plans and specifications, including without limitation all operational guidelines, renderings, and any other information regarding the Property required by it.

               (v) All leases, subleases, licenses, concessions or other agreements in existence prior to the Closing Date (including the Synthetic Lease) in connection with the Property shall be terminated on or prior to the Closing Date in a manner acceptable to Lessor, Agent and Head Lessor, all amounts payable in connection therewith shall have been indefeasibly paid, all obligations arising in connection therewith shall have been hilly satisfied and all releases related to any Liens arising in connection therewith shall have been released and appropriate filings shall have been made; provided, that in the case of the oral license to Werner Enterprises with respect to the portion of the Property known as the Shop Maintenance, a letter shall have been delivered by Werner Enterprises on behalf of the parties to the Operative Documents indicating that its interest in the Property is terminable at will and subject and subordinate in all respects to the interests of the parties arising under the Operative Documents.

               (w) All such further actions shall have been taken and all further deliveries made, including the filing and recording of all documents, instruments and financing statements necessary or beneficial to establish and protect title to the Real Property in Lessor, title to the

Equipment in the Head Lessor and the Lien of the Mortgage in the Agent for the benefit of the Holders free and clear of all Liens, as may be required by any Person a party to any Operative Document, and all such action shall have been taken as any Person a party hereto may reasonably request in connection with the Overall Transaction.

               No condition required to be fulfilled under this Section 8 shall be waived except by a writing signed by each Person for whose benefit such condition is required to be satisfied. In addition, and notwithstanding the closing of the transactions contemplated by this Agreement and the other Operative Documents, any condition precedent required to be performed or satisfied by this Section 8 and not performed or satisfied on the Closing Date may be subsequently required to be performed or satisfied by any Person for whose benefit such condition precedent is intended, notwithstanding the closing hereunder.

                              SECTION 9. Conditions to the Obligation of Seller.

               The obligation of Seller to consummate the transactions described in this Agreement is subject to the fulfillment prior to or at the closing of each of the following conditions (any of which may be waived by Seller):

               (a) All representations and warranties of each Purchaser hereunder shall be true and correct in all material respects as of the time of the closing.

               (b) Each Purchaser shall have paid or deposited in escrow its portion of the Purchase Price with respect to the portion of the Property being acquired pursuant to Section 3 and shall have performed or satisfied all other obligations under this Agreement it is required to perform pursuant to this Agreement.

               (c) Seller shall have received the Closing Documents required to be delivered by each Purchaser pursuant to Section 10.

                             SECTION 10. Closing Documents.

               The parties shall deliver the following documents, all in form and substance reasonably satisfactory to Lessor and Head Lessor and all dated as of the Closing Date (the "Closing Documents"), prior to or at the closing:

               (a) Seller shall execute and deliver, or cause to be executed and delivered as the case may be, the following Closing Documents:

                              (i) the Deed with covenants against grantor's acts
               with respect to the Real Property, granting and conveying to Lessor good, indefeasible and marketable fee simple title to such Real Property, subject only to the Permitted Encumbrances;

                              (ii) with respect to the Deed, any transfer tax
               statement, return, affidavit or other document required or requested in connection therewith;

                              (iii) a copy of the current certificate of
               occupancy for the Property with all amendments thereto (unless the municipality where the Property is located does not issue or maintain such certificates or their legal equivalent);

                              (iv) a certification of non-foreign status as
               required by the Foreign Investment in Real Property Tax Act and regulations thereunder and any similar state statutes;

                              (v) all environmental transfer or disclosure
               forms, if any, required by the state or municipality in which the Property is located;

                              (vi) the Bill of Sale warranting the transfer of
               good and marketable title to the Equipment free and clear of all Liens and the bill of sale related to Improvements and Fixtures free and clear of all Liens;

                              (vii) the other documents, certificates, opinions
               and items referred to in Section 8; and

                              (viii) such other documents, certificates,
               affidavits and deliveries as either of the Purchasers may require.

               This provision shall survive the closing.

               (b) Lessor shall deliver the portion of the Purchase Price related to the Real Property, the Head Lessor shall deliver the portion of the Purchase Price related to the Equipment and each Purchaser shall execute and shall deliver such other instruments and documents and take such other actions, as Purchasers are required to deliver or do hereunder to effectuate the transactions contemplated hereby in accordance with the provisions hereof. This provision shall survive the closing.

                             SECTION 11.  Brokerage.

               Each of the Lessee and the Purchasers represent and warrant to each other that they have not dealt with any broker, finder, financial adviser or similar Person in connection with the transactions contemplated by this Agreement (other than First Union Securities, Inc.). The provisions of this Section shall survive the closing and any termination of this Agreement.

                             SECTION 12. Expenses.

               Lessee agrees on the Closing Date and subsequent dates as invoices are received by Lessee to pay all costs and expenses relating to the transactions contemplated hereby and by the Operative Documents, including without limitation, the fees and expenses of Seller's legal counsel, the surveyor and all recording, documentation, transfer, filing and recording taxes (other than arising in connection with the Debt Documents), property, liability and title insurance premiums regarding the Property, and 50% of the fees and expenses of local counsel.

                             SECTION 13. Notices.

               Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing sent to either (i) that Person's Address, and a copy thereof shall be sent to each Person to receive a copy pursuant to the definition of "Address", by a nationally recognized overnight courier service, and any such notice shall be deemed received one (1) Business Day after delivery to a nationally recognized courier service specifying overnight delivery, or (ii) that Person's fax number, and a second copy thereof shall be sent to each Person required to receive a copy pursuant to the definition of "Address", by a nationally recognized overnight courier service, specifying overnight delivery, prepaid, and any such notice shall be deemed received after the earlier of (x) the confirmation of receipt of such fax, or (y) one (1) Business Day after delivered to such courier. From time to time any party may designate a new Address or fax number for purposes of notice hereunder by giving fifteen (15) days' written notice thereof to each of the other parties hereto.

                             SECTION 14. No Recording.

               Neither party hereto shall record this Agreement or any memorandum hereof except as required by Applicable Law and only upon prior written notice to the other party.

                             SECTION 15. Entire Agreement

               Except as specified herein, this Agreement, the other Operative Documents and the Closing Documents constitute the entire agreement of the parties with respect to the transactions contemplated hereby and all prior understandings and agreements of the parties with respect to such transactions are merged into this Agreement and the Closing Documents.

                             SECTION 16. Modification.

               Except as specified herein, no provision of this Agreement shall be modified, waived or terminated, except by an instrument signed by the party against whom such modification, waiver or termination is to be enforced.

                             SECTION 17. Parties Bound; Assignment.

               The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligations of any party hereunder may not be assigned or transferred without the consent of the other parties, provided that each of the Purchasers may, without the consent of Seller, assign its rights under this Agreement to any designee provided any such assignment shall not result in the discharge or release of such Purchaser from its obligations to Seller hereunder. Each Participant shall be deemed to be a third-party beneficiary hereof with respect to the conditions precedent to be satisfied hereunder prior to the consummation of the transactions contemplated by this Agreement to the extent that any such Participant is an intended beneficiary of any item to be delivered or action to be taken under Section 8 by any other Person.

                             SECTION 18. Submission to Jurisdiction.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY: (A) SUBMITS IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY AND APPELLATE COURTS FROM ANY THEREOF; (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN ANY SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURTS OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED IN THE MANNER SPECIFIED FOR NOTICES AND OTHER COMMUNICATIONS IN SECTION 13 AND SHALL BE EFFECTIVE AS PROVIDED IN SECTION 13; AND (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION OR COURT HAVING JURISDICTION.

                             SECTION 19. Choice of Law.

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED WITHOUT REGARD TO THE CONFLICT-OF-LAW PROVISIONS THEREOF.

                             SECTION 20. Waiver of Jury Trial.

               EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                             SECTION 21. Counterparts.

               This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                             SECTION 22. Survival of Documents.

               The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and each party's obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property (or any portion thereof) to the Purchasers or either of them and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions, or conditions of any of the Operative Documents. The indemnities of the parties provided for herein shall survive the expiration or termination of any thereof.

                             SECTION 23. Captions and Headings.

               The table of contents, captions and headings of the various Sections of this Agreement are for the convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                             SECTION 24. Severability.

               Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                             SECTION 25. Further Assurances.

               At Lessee's expense, each party hereto shall promptly and duly execute and deliver to the other party such further documents and promptly take such further action not inconsistent with the terms hereof as the other party may from time to time reasonably request in order more effectively to carry out the intents and purposes of this Agreement or to perfect and protect the rights and remedies intended to be afforded hereunder.

                             SECTION 26. Several Liability.

               Notwithstanding any other provision in this Agreement or any other Operative Document, the obligations of each Purchaser are several and, notwithstanding any joint reference to the Purchasers hereunder, no obligation on the part of any Purchaser is intended to be construed as a joint obligation by the other of such Purchasers.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.



                                           Purchasers:
                                           ----------

                                           FU/DG FULTON, LLC,
                                           a Delaware limited liability company

                                           By:    /s/ Benjamin F. Williams, Jr.
                                                  -----------------------------
                                           Name:  Benjamin F. Williams, Jr.
                                                  ---------------------
                                           Title: Senior Vice President and
                                                  Managing Director
                                                  ---------------------


                                           FIRST UNION COMMERCIAL CORPORATION,
                                           a North Carolina corporation

                                           By:    /s/ Linda Baxter
                                                  ---------------------
                                           Name:  Linda Baxter
                                                  ---------------------
                                           Title: Vice President
                                                  ---------------------


                                           DOLLAR GENERAL CORPORATION,
                                           a Tennessee corporation

                                           By:    /s/ Wade Smith
                                                  ---------------------
                                           Name:  Wade Smith
                                                  ---------------------
                                           Title: Treasurer
                                                  ---------------------


                                                     Sale and Purchase Agreement
                                                                        Missouri

                                   Schedule I

                           Sale and Purchase Agreement

                             Missouri Real Property

A TRACT LOCATED IN THE NORTHEAST QUARTER AND THE SOUTHEAST QUARTER OF SECTION
7, TOWNSHIP 47 NORTH, RANGE 9 WEST, THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 47 NORTH, RANGE 9 WEST. ALL IN THE CITY OF FULTON IN CALLAWAY COUNTY, MISSOURI, BEING THE TRACT DESCRIBED BY THE DEED IN BOOK 342 PAGE 125, BOOK 342 PAGE 364, BOOK 342 PAGE 426, BOOK 342 PAGE 157, BOOK 342 PAGE 070, BOOK 344 PAGE 646, BOOK 344 PAGE 735 AND PART OF THE TRACT DESCRIBED BY THE DEED IN BOOK 339 PAGE 400. ALL OF THE CALLAWAY COUNTY RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID SECTION 8, THENCE WITH THE NORTH LINE OF SAID SECTION 8 AND THE LINES OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 342 PAGE 125. N 86'35'00"E, 745.45 FEET TO THE NORTHEAST CORNER OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 342 PAGE 125, ALSO BEING THE NORTHWEST CORNER OF THE TRACT DESCRIBED BY THE DEED IN BOOK 304 PAGE 276 OF THE CALLAWAY COUNTY RECORDS; THENCE WITH THE EAST LINE OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 342 PAGE 125 AND BOOK 342 PAGE 157, ALSO BEING THE COMMON LINE OF THE TRACTS DESCRIBED BY THE DEED IN BOOK 304 PAGE 276 AND THE DEED IN BOOK 313 PAGE 522, ALL OF THE CALLOWAY COUNTY RECORDS, S 04' 42'45" E, 1319.90 FEET TO THE QUARTER QUARTER SECTION LINE. ALSO BEING THE SOUTHERN CORNER COMMON TO THE TRACTS DESCRIBED BY SAID DEEDS IN BOOK 342 PAGE 157 AND BOOK 342 PAGE 125; THENCE WITH THE EAST LINE OF THE TRACT DESCRIBED BY THE DEED IN BOOK 344 PAGE 735, S04'42' 45"E, 40.00 FEET TO A POINT ON THE NORTH LINE OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 339 PAGE 400; THENCE WITH THE LINES OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 339 PAGE 400, N 86'32'45"E, 65.75 FEET TO THE NORTHWEST CORNER OF THE TRACT DESCRIBED BY THE DEED IN BOOK 333 PAGE 382 AND THE SURVEY RECORDED IN BOOK AA PAGE 115, ALL OF THE CALLOWAY COUNTY RECORDS; THENCE WITH THE WEST LINE OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 333 PAGE 382 AND SAID SURVEY IN BOOK AA PAGE 115, S04' 22'00"E, 1265. 80 FEET (1272.99 FEET, DEED IN BOOK 333 PAGE
382 AND SAID SURVEY IN BOOK AA PAGE 115) TO THE SOUTHWEST CORNER OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 333 PAGE 382 AND THE SURVEY IN BOOK AA PAGE 115, ALSO BEING THE POINT ON THE QUARTER SECTION LINE AND THE NORTH LINE OF THE TRACT DESCRIBED BY THE DEEDS IN BOOK 136 PAGE 518 AND BOOK 144 PAGE 49, ALL OF THE CALLOWAY COUNTY RECORDS; THENCE WITH SAID QUARTER SECTION LINE AND SAID NORTH LINES S85'15'45"W, 141.70 FEET; THENCE LEAVING SAID QUARTER SECTION LINE AND NORTH LINE AND WITH THE WEST LINE OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 144 PAGE 49, S03'28'30"E, 991.90 FEET TO THE NORTH LINE OF BROOKSIDE DRIVE AS DESCRIBED BY THE DEED IN BOOK 257 PAGE 650 AND THE SURVEY IN BOOK 1 PAGE 955, ALL OF THE CALLOWAY COUNTY RECORDS; THENCE WITH SAID NORTH LINE, S85'58'00"W,
710.65 FEET (710.76 FEET, DEED IN BOOK 257 PAGE 650 AND SURVEY IN BOOK 1 PAGE
955); THENCE S39'56'30"W, 287.15 FEET (287.09 FEET, DEED IN BOOK 257 PAGE 650
AND SURVEY IN BOOK 1 PAGE 955); THENCE S20'14' 00"W, 442.00 FEET (442.32 FEET, DEED IN BOOK 257 PAGE 650 AND SURVEY IN BOOK 1 PAGE 955); THENCE S08'19'15"E,
296.05 FEET; THENCE WITH THE CURVE TO THE LEFT, 185.00 FEET, CURVE RADIUS 543.24 FEET, CHORD S18'04'30"E, 184.10 FEET TO A POINT ON THE NORTH LINE OF THE ILLINOIS CENTRAL GULF RAILROAD RIGHT-OF-WAY; THENCE LEAVING SAID NORTH RIGHT-OF-WAY LINE OF BROOKSIDE DRIVE AND WITH SAID NORTH RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD, ALONG A NON TANGENT CURVE TO THE LEFT, 2.30 FEET, CURVE RADIUS 1438.55 FEET, CHORD S64' 51'30"W. 2.30 FEET; THENCE S64'48'30"W. 77.25 FEET; THENCE LEAVING SAID NORTH RIGHT-OF-WAY LINE AND CONTINUING WITH THE LINES OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 339 PAGE 400, N16'03'15"W, 123.55 FEET (132.66 FEET DEED IN BOOK 339 PAGE 400); THENCE
N42'33'15"W. 66.00 FEET; THENCE N07'03' 15"W. 52.8 FEET; THENCE N48'33'15"W,
225.72 FEET; THENCE N60'33'15"W, 97.68 FEET; THENCE S74'56'45"W, 132.66 FEET;
THENCE N86'03'15"W, 132.66 FEET; THENCE S15'11'45"W 75.24 FEET; THENCE
S76'41'45"W. 369.60 FEET; THENCE S68'56'45"W, 254.10 FEET; THENCE SW 83'26'45"W,
199.32 FEET; THENCE N72'37'15", 172.21 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF U.S. HIGHWAY 54 AS DESCRIBED BY THE DEEDS IN BOOK 211 PAGE 345, BOOK 221 PAGES 259, 260 AND 261, BOOK 208 PAGE 443, AND BOOK 344 PAGE 646 ALL OF THE CALLOWAY COUNTY RECORDS; THENCE WITH SAID EAST RIGHT-OF-WAY LINE, BEING THE WEST LINE OF THE TRACT DESCRIBED BY SAID DEEDS IN BOOK 339 PAGE 400, BOOK 342 PAGE 364 AND BOOK 342 PAGE 426, N05'07'00"W, 155.10 FEET; THENCE N12'14'30"W. 201.55
FEET; THENCE N05'07'00"W 1500.00 FEET; THENCE N 08' 15' 55" E, 103.10 FEET;
THENCE N 05' 07' 00" W. 1000.00 FEET; THENCE N02'29'15"E, 34.20 FEET; THENCE
N02' 52'00"W 120.00 FEET; THENCE N16'25'00"W. 47.10 FEET; THENCE N05'07'00"W.
300.00 FEET; THENCE N19'09'15"W, 103.10 FEET; THENCE N05'07'00"W, 116.20 FEET;
THENCE N04'06'45"W, 194.00 FEET; THENCE WITH A NON-TANGENT CURVE TO THE RIGHT,
452.45 FEET, CURVE RADIUS 1784.86 FEET, CHORD N05'09'15"E. 451.25 FEET; THENCE N26'53'15"E, 250.75 FEET TO A POINT ON THE NORTH LINE OF SAID SECTION 7. ALSO BEING THE NORTH LINE OF THE TRACT DESCRIBED BY SAID DEEDS IN BOOK 342 PAGE 426 AND BOOK 342 PAGE 125; THENCE LEAVING SAID RIGHT-OF-WAY AND WITH SAID NORTH LINE, N 88'01'00"E, 1873.65 FEET TO THE POINT OF BEGINNING AND CONTAINS 266.15 ACRES.

                           Central Distribution Center
                              1900 North Highway 54
                             Fulton, Missouri 65251
                               Phone: 573-642-7887
                                Fax: 573-642-7972

Acreage: 250(+-)



     Building Size: Original Sq. Ft.; 1,125,576 Office Area, 9,050sf
     Building Height: 40' max @ parapet, 33' clear under joist, 31' clear under joist girders
     Bay Spacing: 50'-6" x 54'-10" & 50' 6'-O"
     Pallet Height:
     Column Weight:
     Roof: 45 mil EPDM Mechanically Attached Roof with 1.8 inches of Rigid Insulation on 24 Gauge metal deck and Bar joist.
     Type of Construction of Building: Conventional steel with load-bearing tilt-up walls
     Number of Offices: 21
     Number of Conference Rooms: 2
     Number of Breakrooms: 3
     Number of Restrooms: 10




             Fire Protection System: ESFR wet system with Fire Pump and Tank rated at 135 PSI at 2000 GPM
             Number of Employee Parking Slots: 354
             Number of Trailers Parking Slots: 1172
             Number of Dock Doors: 149
                             Receiving:  60
                             Shipping:    64, 10 TKO doors w/edge dock levelers
               Mechanized:
                             Number of Cross Dock Doors: 18
                             Number of Non Conveyable Cross Dock Doors: 0


                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO

Fulton Distribution Center


                     Rapistan Model 2420-RS200 Plus Positive Sorter Equipped
                     Sort
                     View and Rapid View Control Systems

                32  Model 3020 Powered Extendable Trailer Loads

                 4  Stuart Glapak Powered Extendable Receiving Conveyors

                    Estimate over 21,750 of Model 1,276 feet of Transportation Seven Sorter Conveyors








                                                     Sale and Purchase A~reemcnI
                                                   Descriplion of Equipment-- MO

                           DOLLAR GENERAL CORPORATION
                          MISSOURI DISTRIBUTION CENTER

                              SELECTIVE PALLET RACK

THE BASIC SPECIFICATION FOR THE SELECTIVE PALLET RACK IS TO STORE 48" X 40" X 68" HIGH PALLETS WEIGHING 2.308# AND STACKED 5 HIGH INCLUDING THE FLOOR.

THE COMPONENTS ARE AS FOLLOWS:

o     468 UPRIGHTS-       30' X 44" -- WITH INTEGRATED STRADDLE PROTECTOR
          CAPACITY        -2 ANCHORS PER UPRIGHT,
                          18,464# -- 3" X 3" -- 12 GA. STEEL VERTICALS.

o     6.361 UPRIGHTS      26' X 44" -- WITH INTEGRATED STRADDLE
            CAPACITY      PROTECTOR -2 ANCHORS PER UPRIGHT.
                          18.464# -- 3"x 3--12 GA. STEEL VERTICALS

o     48.656 PALLET BEAMS -- 96" X 4 3/16" -- 16 GA. WITH 1 5/8" STEP.
             CAPACITY        5,268#/PR.

o     112 PALLET BEAMS -- 48"X 4 3/16" 16 GA. with 1 5/8" STEP
             CAPACITY     6,000#/PR.

o     2,987 PALLET BEAMS -- 145 1/2 X 6" -- 12 GA. WITH 1 5/8" STEP
             CAPACITY       9,000#/PR.



o   4,106 ROW SPACERS -- 10"
o   1,930 ROW SPACERS --14"
o   130 ROW SPACERS -- 32"
o   13,660 FLOOR SHIMS
o   14,320 FLOOR ANCHORS -- 1/2" X 3 3/4"
o   THIS BILL OF MATERIAL WILL PROVIDE 65,889 PALLET POSITIONS.

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                           DOLLAR GENERAL CORPORATION

                          MISSOURI DISTRIBUTION CENTER

                        SELECTIVE PALLET RACK - CONTINUED
                        ---------------------------------

CONTAINMENT ROOM PICK MODULES
-----------------------------

o     48 UPRIGHTS--    26' X 44" -- WITH INTEGRATED STRADDLE
         CAPACITY      PROTECTOR -- 2 ANCHORS PER UPRIGHT.
                       18,464#-3" X 3" 12 GA. STEEL VERTICALS.

o     48 UPRIGHTS--    8' X 44"- 2 ANCHORS PER UPRIGHT.
         CAPACITY      l2.000#3" X 1 5/8" -- 13 GA. STEEL VERTICALS.

o     184 PALLET FLOW RAILS   -- 94"W/lOO#1.9" WHEELS 2" O.C.

o     460 PALLET BEAMS--     96" X 4 3/16" -- 16 GA. WITH 1 5/8" STEP.
              CAPACITY       5,268#/PR.

o     92 PALLET BEAMS--        INFINITELY ADJUSTABLE -- 96" X 4 3/16"
             CAPACITY          5,268#/PR.

o     48 ROW SPACES -- 10"

o     190 FLOOR SHIMS

o     190 FLOOR ANCHORS -- 1/2"X3/4"

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                           DOLLAR GENERAL CORPORATION
                          MISSOURI DISTRIBUTION CENTER

                        FULL CASE PICK MODULES #1, 9 & 11
                        ---------------------------------

                          4 HIGH X 3 DEEP -- 32 BAYS LONG

o     32 -- 99" LONG BAYS WITH 4 " UPRIGHTS AND 95" BEAMS. O.A.L. -- 264'4'
o     3 MODULES -- 96 BAYS TOTAL
o     8'8" WIDE DECK SUPPORTED 32" O.C.
o DECK CONSISTS OF 1 1/8" TONGUE AND GROOVE PLYWOOD LAMINATED WITH .100" GRAY TEXTURED POLYETHYLENE ON THE TOP SIDE AND WHITE LAMINATED UNDERSIDE.
o PALLET FLOW SYSTEM CONSISTS OF 3 RAILS, ALL WITH 100# 1.9" WHEELS, ANTI-ROLLBACK DEVICE AND RAMP STOPS. THE 2 OUTSIDE RAILS WILL HAVE WHEELS 2" O.C. AND THE MIDDLE RAIL WILL HAVE WHEELS 3" O.C.
o ALL PICK LEVELS ABOVE THE FINISHED FLOOR WILL HAVE 1" X 1/8" BARGRATE SECURED BETWEEN AND BESIDE THE PALLET FLOW RAILS COVERING THE 2 INSIDE PALLET POSITIONS.
o     STAIRWAYS ARE INSTALLED AT EACH END.
o     ALL NECESSARY HANDRAILS AND KICKPLATES ARE INCLUDED.
o 4" X 4" X 1/4" INTEGRATED COLUMN PROTECTORS ON FORK TRUCK AISLE ARE INCLUDED MODIFICATIONS TO 2 BAYS AT THE END OF EACH MODULE TO ACCOMMODATE SPIRAL CURVES ARE INCLUDED.


                            PER MODULE          TOTAL
PICK SLOTS                      444              1332
PALLET RETURNS                   32                96
                                ---              ----
TOTAL                           476              1428

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                           DOLLAR GENERAL CORPORATION
                          MISSOURI DISTRIBUTION CENTER

                       FULL CASE PICK MODULES #2, 10 & 12
                       ----------------------------------

                          4 HIGH X 3 DEEP -- 33 BAYS LONG

o     33--99" LONG BAYS WITH 4" UPRIGHTS AND 95" BEAMS. O.A.L. -- 272'7"
o     3 MODULES -- 99 BAYS TOTAL
o     8'8" WIDE DECK SUPPORTED 32" O.C.
o DECK CONSISTS OF 1 1/8" TONGUE AND GROOVE PLYWOOD LAMINATED WITH .100" GRAY TEXTURED POLYETHYLENE ON THE TOP SIDE AND WHITE LAMINATED UNDERSIDE.
o PALLET FLOW SYSTEM CONSISTS OF 3 RAILS, ALL WITH 100# 1.9" WHEELS. ANTI-ROLLBACK DEVICE AND RAMP STOPS. THE 2 OUTSIDE RAILS WILL HAVE WHEELS, 2" O.C. AND THE MIDDLE RAIL WILL HAVE WHEELS 3" O.C.
o ALL PICK LEVELS ABOVE THE FINISHED FLOOR WILL HAVE 1" X 1/8" BARGRATE SECURED BETWEEN AND BESIDE THE PALLET FLOW RAILS COVERING THE 2 INSIDE PALLET POSITIONS.
o     STAIRWAYS ARE INSTALLED AT EACH END.
o     ALL NECESSARY HANDRAILS AND KICKPLATES ARE INCLUDED.
o 4" X 4" X 1/4" INTEGRATED COLUMN PROTECTORS ON FORK TRUCK AISLE ARE INCLUDED MODIFICATIONS TO 2 BAYS AT THE END OF EACH MODULE TO
      ACCOMMODATE SPIRAL CURVES ARE INCLUDED.


                               PER MODULE       TOTAL
PICK SLOTS                         460           1380
PALLET RETURNS                     32              96
                                   ---           ----
TOTAL                              492           1476

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                           DOLLAR GENERAL CORPORATION
                          MISSOURI DISTRIBUTION CENTER

                          FULL CASE PICK MODULES #5 & 7
                          -----------------------------

                          3 HIGH X 3 DEEP -- 32 BAYS LONG

o     32 -- 99" LONG BAYS WITH 4" UPRIGHTS AND 95" BEAMS. O.A.L. -- 264'4"
o     UPRIGHT CAPACITY AND HEIGHT SIZED FOR FUTURE 4TH LEVEL
o     2 MODULES -- 64 BAYS TOTAL
o     8'S" WIDE DECK SUPPORTED 32" O.C.
o DECK CONSISTS OF 1 1/8" TONGUE AND GROOVE PLYWOOD LAMINATED WITH .100" GRAY TEXTURED POLYETHYLENE ON THE TOP SIDE AND WHITE LAMINATED UNDERSIDE.
o PALLET FLOW SYSTEM CONSISTS OF 3 RAILS, ALL WITH I00# 1.9" WHEELS, ANTI-ROLLBACK DEVICE AND RAMP STOPS. THE 2 OUTSIDE RAILS WILL HAVE WHEELS 2" O.C. AND THE MIDDLE RAIL WILL HAVE WHEELS 3" O.C.
o ALL PICK LEVELS ABOVE THE FINISHED FLOOR WILL HAVE 1" X 1/8" BARGRATE SECURED BETWEEN AND BESIDE THE PALLET FLOW RAILS COVERING THE 2 INSIDE PALLET POSITIONS.
o     STAIRWAYS ARE INSTALLED AT EACH END.
o     ALL NECESSARY HANDRAILS AND KICKPLATES ARE INCLUDED.
o     4" X 4" X 1/4" INTEGRATED COLUMN PROTECTORS ON FORK TRUCK AISLE ARE
      INCLUDED
o MODIFICATIONS TO 2 BAYS AT THE END OF EACH MODULE TO ACCOMMODATE SPIRAL CURVES ARE INCLUDED.






                              PER MODULE       TOTAL
    PICK SLOTS                   333             666
    PALLET RETURNS                24              48
                                 ---             ---
    TOTAL                        357             714

Sale and Purchase Agreement Description of Equipment-- MO

                           DOLLAR GENERAL CORPORATION
                          MISSOURI DISTRIBUTION CENTER

                          FULL CASE PICK MODULES #6 & 8
                          -----------------------------

                          3 HIGH X 3 DEEP -- 33 BAYS LONG



o     33-99" LONG BAYS WITH 4" UPRIGHTS AND 95" BEAMS. O.A.L -- 272'6"
o     UPRIGHT CAPACITY AND HEIGHT SIZED FOR FUTURE 4TH LEVEL
o     2 MODULES -- 66 BAYS TOTAL
o     8'8" WIDE DECK SUPPORTED 32" O.C.
o DECK CONSISTS OF 1 1/8" TONGUE AND GROOVE PLYWOOD LAMINATED WITH .100" GRAY TEXTURED POLYETHYLENE ON THE TOP SIDE AND WHITE LAMINATED UNDERSIDE.
o PALLET FLOW SYSTEM CONSISTS OF 3 RAILS, ALL WITH 100# 1.9" WHEELS, ANTI-ROLLBACK DEVICE AND RAMP STOPS. THE 2 OUTSIDE RAILS WILL HAVE WHEELS 2" O.C. AND THE MIDDLE RAIL WILL HAVE WHEELS 3" O.C.
o ALL PICK LEVELS ABOVE THE FINISHED FLOOR WILL HAVE 1" X 1/8" BARGRATE SECURED BETWEEN AND BESIDE THE PALLET FLOW RAILS COVERING THE 2 INSIDE PALLET POSITIONS.
o     STAIRWAYS ARE INSTALLED AT EACH END.
o     ALL NECESSARY HANDRAILS AND KICKPLATES ARE INCLUDED.
o 4" X 4" X 1/4" INTEGRATED COLUMN PROTECTORS ON FORK TRUCK AISLE ARE INCLUDED MODIFICATIONS TO 2 BAYS AT THE END OF EACH MODULE TO
      ACCOMMODATE SPIRAL CURVES ARE INCLUDED.


                         PER MODULE           TOTAL
PICK SLOTS                   345               690
PALLET RETURNS                24                48
                             ---               ---
TOTAL                        369               738

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                           DOLLAR GENERAL CORPORATION
                          MISSOURI DISTRIBUTION CENTER

                      PICK MODULE #3-3 LEVEL REPACK MODULE
                      ------------------------------------


o     29-99" LONG BAYS WITH 3" UPRIGHTS AND 96" BEAMS. O.A.L. -- 239'6"
o     12'6" WIDE CENTER AISLE SUPPORTED 24" O.C.
o     2 -- 7'10" WIDE STOCKING AISLES SUPPORTED 24" O.C.
o 25 MERCHANDISE RECEIVING PORTS -- 3 LEVELS @ 5 PER LEVEL, EXCEPT FOR PALLET FLOW SECTION.
o DECK CONSISTS OF 1 1/8" TONGUE AND GROOVE PLYWOOD LAMINATED WITH .100" GRAY TEXTURED POLYETHYLENE ON THE TOP SIDE AND WHITE LAMINATED UNDERSIDE.
o     485 CARTON FLOW SHELVES -- 2425 PICK SLOTS WITH 5 POSITIONS PER TRAY.
o CARTON FLOW TRAYS ARE 96" X 96", WITH 4 LEVELS PER OPENING AND 15 TRACKS PER SHELF, EXCEPT FOR ONE SIDE OF THE LOWER LEVEL WHICH WILL HAVE 3 LEVELS OF SHELVES. DIVIDERS ARE NOT INCLUDED OR RECOMMENDED. 155 EXTRA TRACKS ARE INCLUDED.
o 44 PALLET FLOW PICK SLOTS AND/OR PALLET RETURNS ON 3 RAILS, ALL WITH I00# 1.9" WHEELS 2" O.C., ANTI-ROLLBACK DEVICE AND RAMP STOPS.
o     STAIRWAYS ARE SUPPLIED IN EACH CORNER.
o     4" X 3" X 1/4" INTEGRATED COLUMN PROTECTORS IN FORKTRUCK AISLE ARE
      INCLUDED
o ALL NECESSARY HANDRAILS AND KICKPLATES ARE INCLUDED 770 WIRE DECKS-INTERNAL WATERFALL STYLE ARE INCLUDED.

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                           DOLLAR GENERAL CORPORATION
                          MISSOURI DISTRIBUTION CENTER

                              INSTALL DRIVE-IN RACK
                              ---------------------


PALLET POSITIONS
         SLAPPER LINE                                            1100
               110 BAYS 5 HIGH X 2 DEEP

          CONTAINMENT ROOM
               67 BAYS 3 HIGH X 2 DEEP                            384
                                                                 ----
                                    TOTAL                        1484
                                                                 ====


                             FULL CASE PICK MODULE SUMMARY
NUMBER OF MODULES                                                  10
GROSS NUMBER OF SLOTS                                            4356
PALLET RETURNS                                                    288
NUMBER OF PICK SLOTS                                             4068
                             STORAGE CAPACITY SUMMARY

SELECTIVE PALLET RACK                                          65,889
CONTAINMENT ROOM PICK MODULES                                     276
MODULE #3                                                         320
DRIVE-IN RACK                                                   1,484
                                                               ------
                                    TOTAL                      67.969
                                                               ======

RATIO OF FULL CASE PICK SLOTS
TOTAL PALLET CAPACITY                                          16.7:1

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                           FULTON DISTRIBUTION CENTER

       COMPONENTS                          COMPONENT DESCRIPTIONS

WMS-- RS/6000 Hardware      These computers run the Warehouse Management
                            System (WMS) application software. Application software provides inventory control, generates and distributes tasks related to receiving, replenishments, picking and shipping.


PTL -- RS/6000 Hardware     Hardware used to support the Pick-to-Light
                            system.


Radio Frequency (RE)        Wireless display and keypad/scanner interface
Equipment                   devices used to guide the warehouse workers to
                            necessary work and receive acknowledgements from user for work completed.


OCE Printing Solution       Printers and print servers used to produce want
                            lists and pick/ship labels.

PC's for office areas       Used to interface with WMS and corporate computer
                            systems.

HP Laser printers           For office use.

Line printers and print     1000 line/minute impact printers used for receiving,
servers                     shipping and analytical reporting. Bar-code enabled
                            to allow printing of location and storage tracking labels.

Cubiscan Used to capture weights and dimensions for case and units being received into the warehouse. Measurements are passed back to WMS to provide cube and dimension data.

Zebra printers               Used to reprint bar-coded rack labels.

IBM Display terminals       Terminal screens used in the warehouse to retrieve
                            data and communicate with the WMS computer system.

Network H/W, S/W (NT)       Network equipment that allows communication within
Servers                     the DC and from the DC to corporate (LAN and WAN).

                                                     Sale and Purchase Agreement
                                                  Description of Equipment -- MO


                                    Exhibit A
                                    ---------

                           Sale and Purchase Agreement
                           ---------------------------



                                    Missouri

Those matters shown on Schedule B Section II of Old Republic Title Insurance Company Title Commitment Order Number C00030255K.





        Suntrust Bank                           Scott T. Corley
        Mail Code NA 1937                       Vice President
        Post Office Box 305110                  Corporate and Investment Banking
        Nashville, TN 37230-6110
        Tel (616) 748-5715
        Fax (615) 748-5269

SUNTRUST
           May 22, 2000

            Dollar General Corporation
            100 Mission Ridge
            Goodlettsville, TN 37072

            Old Republic National Title Insurance Company
            201 4th Avenue North
            Suite 150
            Nashville, TN 37219

            To Whom It May Concern:

            As of May 22,2000, the amount of money owed by Dollar General Corporation to SunTrust Bank in support of the Indianola, MS and Fulton, MO distribution centers is as follows:

            Notes     Principal Amount    Accrued Interest     Per Diem Interest
            -----     ----------------    ----------------     -----------------
            A Notes   $ 86,512,730.81       $335,585.28         $ 15,253.87
            B Notes   $ 11,704,663.58       $ 45,402.71         $  2,063.76
            Equity    $  3,562,288.91       $ 15,668.29         $    712.21
                   ---------------------------------------
            Total     $101,779,683.30       $396,656.28



            Upon receipt of the appropriate proceeds, SunTrust Bank will release all liens relating to property and equipment of the Indianola, MS and Fulton, MO distribution centers.

            Sincerely,



            /s/ Scott Corley
            ----------------
            Scott Corley
            Director